UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2014, James J. Malerba retired as State Street Corporation’s Chief Accounting Officer. Earlier this year, State Street previously reported Mr. Malerba’s plan to retire following the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. Upon Mr. Malerba’s retirement, Michael W. Bell, State Street’s Executive Vice President and Chief Financial Officer, assumed the additional role of Chief Accounting Officer on an interim basis. State Street previously reported biographical and other information regarding Mr. Bell in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President
and General Counsel
Date: May 16, 2014